Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	March 31	March 31	December 31	March 31	December 31
	2013	2012	2012	2012	2012
ASSETS
Cash and due from banks	$174,479	$286,875	$256,300	(39.2)%	(31.9)%
Other interest-earning assets	97,202	106,227	173,257	(8.5)%	(43.9)%
Loans held for sale	63,045	70,128	67,899	(10.1)%	(7.1)%
Investment securities	2,812,104	3,089,407	2,794,017	(9.0)%	0.6%
Loans, net of unearned income	12,377,288	11,960,004	12,146,971	3.5%	1.9%
Allowance for loan losses	(220,041)	(256,496)	(223,903)	(14.2)%	(1.7)%
Net loans	12,157,247	11,703,508	11,923,068	3.9%	2.0%
Premises and equipment	226,754	215,756	227,723	5.1%	(0.4)%
Accrued interest receivable	47,485	51,247	45,786	(7.3)%	3.7%
Goodwill and intangible assets	534,987	543,383	535,563	(1.5)%	(0.1)%
Other assets	569,434	474,128	509,484	20.1%	11.8%
Total Assets	$16,682,737	$16,540,659	$16,533,097	0.9%	0.9%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,388,460	$12,352,337	$12,484,163	0.3%	(0.8)%
Short-term borrowings	1,126,966	964,550	868,399	16.8%	29.8%
Other liabilities	216,337	266,928	204,626	(19.0)%	5.7%
FHLB advances and long-term debt	889,211	933,981	894,253	(4.8)%	(0.6)%
Total Liabilities	14,620,974	14,517,796	14,451,441	0.7%	1.2%
Shareholders' equity	2,061,763	2,022,863	2,081,656	1.9%	(1.0)%
Total Liabilities and Shareholders' Equity	$16,682,737	$16,540,659	$16,533,097	0.9%	0.9%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,729,930	$4,634,428	$4,664,426	2.1%	1.4%
Commercial - industrial, financial and agricultural	3,658,483	3,518,228	3,612,065	4.0%	1.3%
Real estate - home equity	1,689,446	1,601,880	1,632,390	5.5%	3.5%
Real estate - residential mortgage	1,303,454	1,177,474	1,257,432	10.7%	3.7%
Real estate - construction	597,597	647,700	584,118	(7.7)%	2.3%
Consumer	309,138	309,168	309,864	—%	(0.2)%
Leasing and other	89,240	71,126	86,676	25.5%	3.0%
Total Loans, net of unearned income	$12,377,288	$11,960,004	$12,146,971	3.5%	1.9%
Deposits, by type:
Noninterest-bearing demand	$3,075,511	$2,683,496	$3,009,966	14.6%	2.2%
Interest-bearing demand	2,698,811	2,486,382	2,755,603	8.5%	(2.1)%
Savings deposits	3,345,842	3,305,888	3,335,256	1.2%	0.3%
Time deposits	3,268,296	3,876,571	3,383,338	(15.7)%	(3.4)%
Total Deposits	$12,388,460	$12,352,337	$12,484,163	0.3%	(0.8)%
Short-term borrowings, by type:
Customer repurchase agreements	$158,214	$204,627	$156,238	(22.7)%	1.3%
Customer short-term promissory notes	114,231	149,376	119,691	(23.5)%	(4.6)%
Federal funds purchased and other	854,521	610,547	592,470	40.0%	44.2%
Total Short-term Borrowings	$1,126,966	$964,550	$868,399	16.8%	29.8%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Quarter Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2013	2012	2012	2012	2012
Interest Income:
Interest income	$151,322	$166,891	$155,560	(9.3)%	(2.7)%
Interest expense	21,678	28,196	23,338	(23.1)%	(7.1)%
Net Interest Income	129,644	138,695	132,222	(6.5)%	(1.9)%
Provision for credit losses	15,000	28,000	17,500	(46.4)%	(14.3)%
Net Interest Income after Provision	114,644	110,695	114,722	3.6%	(0.1)%
Non-Interest Income:
Service charges on deposit accounts	14,111	14,842	15,642	(4.9)%	(9.8)%
Investment management and trust services	10,096	9,377	9,611	7.7%	5.0%
Other service charges and fees	8,510	10,555	11,164	(19.4)%	(23.8)%
Mortgage banking income	8,173	10,050	12,813	(18.7)%	(36.2)%
Investment securities gains	2,473	1,251	195	97.7%	N/M
Gain on sale of Global Exchange	—	—	6,215	N/M	(100.0)%
Other	3,896	5,563	3,883	(30.0)%	0.3%
Total Non-Interest Income	47,259	51,638	59,523	(8.5)%	(20.6)%
Non-Interest Expense:
Salaries and employee benefits	61,212	60,360	61,303	1.4%	(0.1)%
Net occupancy expense	11,844	10,935	11,362	8.3%	4.2%
Equipment expense	3,908	3,369	3,873	16.0%	0.9%
Data processing	3,903	3,688	3,713	5.8%	5.1%
Professional fees	3,047	2,582	3,228	18.0%	(5.6)%
Other outside services	2,860	2,913	4,138	(1.8)%	(30.9)%
OREO and repossession expense	2,854	3,295	2,474	(13.4)%	15.4%
FDIC insurance expense	2,847	3,021	2,944	(5.8)%	(3.3)%
Software	2,748	2,175	2,562	26.3%	7.3%
Marketing	1,872	2,472	2,537	(24.3)%	(26.2)%
Operating risk loss	1,766	3,368	2,627	(47.6)%	(32.8)%
FHLB advances prepayment penalty	—	—	3,007	N/M	(100.0)%
Other	12,075	12,491	12,788	(3.3)%	(5.6)%
Total Non-Interest Expense	110,936	110,669	116,556	0.2%	(4.8)%
Income Before Income Taxes	50,967	51,664	57,689	(1.3)%	(11.7)%
Income tax expense	11,740	13,532	17,449	(13.2)%	(32.7)%
Net Income	$39,227	$38,132	$40,240	2.9%	(2.5)%
PER SHARE:
Net income:
Basic	$0.20	$0.19	$0.20	5.3%	—%
Diluted	0.20	0.19	0.20	5.3%	—%

Cash dividends	$0.08	$0.07	$0.08	14.3%	—%
Shareholders' equity	10.56	10.10	10.45	4.6%	1.1%
Shareholders' equity (tangible)	7.82	7.38	7.76	6.0%	0.8%

Weighted average shares (basic)	196,299	199,492	198,161	(1.6)%	(0.9)%
Weighted average shares (diluted)	197,217	200,344	199,198	(1.6)%	(1.0)%
Shares outstanding, end of period	195,276	200,354	199,225	(2.5)%	(2.0)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.96%	0.94%	0.99%
Return on average common shareholders' equity	7.67%	7.61%	7.70%
Return on average common shareholders' equity (tangible)	10.43%	10.56%	10.53%
Net interest margin	3.55%	3.85%	3.65%
Efficiency ratio	61.78%	56.83%	59.16%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	March 31, 2013			March 31, 2012			December 31, 2012
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,257,280	$136,948	4.53%	$11,981,099	$147,046	4.93%	$12,002,944	$141,014	4.68%
Taxable investment securities	2,421,178	13,397	2.22%	2,402,158	18,661	3.11%	2,279,551	13,406	2.35%
Tax-exempt investment securities	292,118	3,814	5.22%	294,724	4,157	5.64%	286,400	3,857	5.39%
Equity securities	118,367	917	3.12%	115,593	780	2.71%	117,333	984	3.35%
Total Investment Securities	2,831,663	18,128	2.56%	2,812,475	23,598	3.36%	2,683,284	18,247	2.72%
Loans held for sale	47,885	495	4.14%	40,478	431	4.26%	59,977	517	3.45%
Other interest-earning assets	117,850	22	0.07%	101,957	53	0.21%	145,555	45	0.12%
Total Interest-earning Assets	15,254,678	155,593	4.13%	14,936,009	171,128	4.61%	14,891,760	159,823	4.28%
Noninterest-earning assets:
Cash and due from banks	202,507			262,741			220,924
Premises and equipment	226,466			212,567			224,852
Other assets	1,070,170			1,112,429			1,078,040
Less: allowance for loan losses	(227,858)			(266,092)			(235,563)
Total Assets	$16,525,963			$16,257,654			$16,180,013
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,705,835	$877	0.13%	$2,464,452	$1,036	0.17%	$2,684,063	$1,055	0.16%
Savings deposits	3,334,305	1,023	0.12%	3,349,502	1,810	0.22%	3,399,423	1,251	0.15%
Time deposits	3,321,309	8,501	1.04%	3,951,908	13,404	1.36%	3,472,692	9,748	1.12%
Total Interest-bearing Deposits	9,361,449	10,401	0.45%	9,765,862	16,250	0.67%	9,556,178	12,054	0.50%
Short-term borrowings	1,032,122	509	0.20%	728,102	281	0.15%	488,310	156	0.13%
FHLB advances and long-term debt	891,173	10,768	4.87%	983,304	11,665	4.76%	914,013	11,128	4.86%
Total Interest-bearing Liabilities	11,284,744	21,678	0.78%	11,477,268	28,196	0.99%	10,958,501	23,338	0.85%
Noninterest-bearing liabilities:
Demand deposits	2,968,777			2,566,312			2,955,208
Other	198,944			197,463			186,958
Total Liabilities	14,452,465			14,241,043			14,100,667
Shareholders' equity	2,073,498			2,016,611			2,079,346
Total Liabilities and Shareholders' Equity	$16,525,963			$16,257,654			$16,180,013
Net interest income/net interest margin (fully taxable equivalent)		133,915	3.55%		142,932	3.85%		136,485	3.65%
Tax equivalent adjustment		(4,271)			(4,237)			(4,263)
Net interest income		$129,644			$138,695			$132,222

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2013	2012	2012	2012	2012
Loans, by type:
Real estate - commercial mortgage	$4,666,494	$4,617,507	$4,623,158	1.1%	0.9%
Commercial - industrial, financial and agricultural	3,662,566	3,585,520	3,559,171	2.1%	2.9%
Real estate - home equity	1,662,173	1,611,565	1,611,868	3.1%	3.1%
Real estate - residential mortgage	1,283,168	1,137,964	1,223,962	12.8%	4.8%
Real estate - construction	591,338	641,574	593,351	(7.8)%	(0.3)%
Consumer	305,480	312,234	306,350	(2.2)%	(0.3)%
Leasing and other	86,061	74,735	85,084	15.2%	1.1%
Total Loans, net of unearned income	$12,257,280	$11,981,099	$12,002,944	2.3%	2.1%
Deposits, by type:
Noninterest-bearing demand	$2,968,777	$2,566,312	$2,955,208	15.7%	0.5%
Interest-bearing demand	2,705,835	2,464,452	2,684,063	9.8%	0.8%
Savings deposits	3,334,305	3,349,502	3,399,423	(0.5)%	(1.9)%
Time deposits	3,321,309	3,951,908	3,472,692	(16.0)%	(4.4)%
Total Deposits	$12,330,226	$12,332,174	$12,511,386	—%	(1.4)%
Short-term borrowings, by type:
Customer repurchase agreements	$165,109	$200,542	$189,922	(17.7)%	(13.1)%
Customer short-term promissory notes	112,041	155,071	125,933	(27.7)%	(11.0)%
Federal funds purchased and other	754,972	372,489	172,455	102.7%	337.8%
Total Short-term Borrowings	$1,032,122	$728,102	$488,310	41.8%	111.4%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended
	Mar 31	Mar 31	Dec 31
	2013	2012	2012
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$225,439	$258,177	$235,268
Loans charged off:
Commercial - industrial, financial and agricultural	(9,502)	(5,669)	(12,711)
Real estate - commercial mortgage	(4,133)	(11,891)	(8,935)
Real estate - residential mortgage	(3,050)	(847)	(1,500)
Real estate - home equity	(2,404)	(2,206)	(3,464)
Real estate - construction	(1,986)	(8,571)	(873)
Consumer	(550)	(634)	(1,533)
Leasing and other	(481)	(441)	(585)
Total loans charged off	(22,106)	(30,259)	(29,601)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	379	636	1,236
Real estate - commercial mortgage	1,064	816	85
Real estate - residential mortgage	81	73	290
Real estate - home equity	331	20	63
Real estate - construction	671	64	171
Consumer	506	350	274
Leasing and other	162	260	153
Recoveries of loans previously charged off	3,194	2,219	2,272
Net loans charged off	(18,912)	(28,040)	(27,329)
Provision for credit losses	15,000	28,000	17,500
Balance at end of period	$221,527	$258,137	$225,439
Net charge-offs to average loans (annualized)	0.62%	0.94%	0.91%
NON-PERFORMING ASSETS:
Non-accrual loans	$179,334	$248,719	$184,832
Loans 90 days past due and accruing	29,325	35,270	26,221
Total non-performing loans	208,659	283,989	211,053
Other real estate owned	23,820	33,516	26,146
Total non-performing assets	$232,479	$317,505	$237,199
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$61,113	$82,884	$66,954
Real estate - commercial mortgage	58,805	104,076	57,120
Real estate - residential mortgage	36,361	23,016	34,436
Real estate - construction	31,919	59,917	32,005
Real estate - home equity	14,988	10,914	15,519
Consumer	5,262	2,834	5,000
Leasing	211	348	19
Total non-performing loans	$208,659	$283,989	$211,053

DELINQUENCY RATES, BY TYPE:
	March 31, 2013			March 31, 2012			December 31, 2012
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.39%	1.25%	1.64%	0.43%	2.24%	2.67%	0.46%	1.22%	1.68%
Commercial - industrial, financial and agricultural	0.35%	1.67%	2.02%	0.35%	2.36%	2.71%	0.46%	1.85%	2.31%
Real estate - construction	0.17%	5.34%	5.51%	0.56%	9.25%	9.81%	0.23%	5.48%	5.71%
Real estate - residential mortgage	2.07%	2.79%	4.86%	2.76%	1.96%	4.72%	2.55%	2.74%	5.29%
Real estate - home equity	0.69%	0.89%	1.58%	0.74%	0.68%	1.42%	0.77%	0.96%	1.73%
Consumer, leasing and other	1.38%	1.37%	2.75%	1.39%	0.84%	2.23%	1.71%	1.26%	2.97%
Total	0.62%	1.68%	2.30%	0.71%	2.38%	3.09%	0.75%	1.74%	2.49%
(1) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Mar 31	Mar 31	Dec 31
	2013	2012	2012
Non-accrual loans to total loans	1.45%	2.08%	1.52%
Non-performing assets to total loans and OREO	1.87%	2.65%	1.95%
Non-performing assets to total assets	1.39%	1.92%	1.43%
Allowance for credit losses to loans outstanding	1.79%	2.16%	1.86%
Allowance for credit losses to non-performing loans	106.17%	90.90%	106.82%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	13.30%	18.27%	13.39%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that they provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are useful to investors to evaluate the Corporation's results because it excludes certain items that are not directly related to the Corporation's core operating performance. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Quarter Ended
	March 31	March 31	December 31
	2013	2012	2012
Shareholders' equity (tangible), per share
Shareholders' equity	$2,061,763	$2,022,863	$2,081,656
Less: Goodwill and intangible assets	(534,987)	(543,383)	(535,563)
Tangible shareholders' equity (numerator)	$1,526,776	$1,479,480	$1,546,093
Shares outstanding, end of period (denominator)	195,276	200,354	199,225
Shareholders' equity (tangible), per share	$7.82	$7.38	$7.76

Return on average common shareholders' equity (tangible)
Net income	$39,227	$38,132	$40,240
Plus: Intangible amortization, net of tax	347	521	463
Net income, less intangible amortization, net of tax (numerator)	$39,574	$38,653	$40,703
Average shareholders' equity	$2,073,498	$2,016,611	$2,079,346
Less: Average goodwill and intangible assets	(535,255)	(543,777)	(541,416)
Average tangible shareholders' equity (denominator)	$1,538,243	$1,472,834	$1,537,930
Return on average common shareholders' equity (tangible), annualized	10.43%	10.56%	10.53%

Efficiency ratio
Non-interest expense	$110,936	$110,669	$116,556
Less: Intangible amortization	(534)	(801)	(713)
Numerator	$110,402	$109,868	$115,843
Net interest income (fully taxable equivalent)	$133,915	$142,932	$136,485
Plus: Total Non-interest income	47,259	51,638	59,523
Less: Investment securities gains	(2,473)	(1,251)	(195)
Denominator	$178,701	$193,319	$195,813
Efficiency ratio	61.78%	56.83%	59.16%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$232,479	$317,505	$237,199
Shareholders' equity	$2,061,763	$2,022,863	$2,081,656
Less: Goodwill and intangible assets	(534,987)	(543,383)	(535,563)
Tangible shareholders' equity	1,526,776	1,479,480	1,546,093
Plus: Allowance for credit losses	221,527	258,137	225,439
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,748,303	$1,737,617	$1,771,532
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	13.30%	18.27%	13.39%